PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred cost of goods sold		$ 454	$ 262
Prepaid operating expenses	$ 1,015	68	585
Prepaid dues and subscriptions	883	189	503
Prepaid insurance	2,948	121	45
Prepaid rent	155	118	11
Other	352	26	482
Total prepaid expenses and other current assets	$ 18,657	$ 976	$ 1,888